Exhibit 99.2
M A R C H 1 4 , 2 0 0 7 P U B L I C L E N D E R P R E S E N T A T I O N S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

Special Notice for Public-Side Information Materials SPECIAL NOTICE FOR PUBLIC-SIDERS THE BORROWER HAS REPRESENTED TO THE ARRANGER THAT, IN ITS BEST JUDGMENT AFTER DUE CONSIDERATION (i) THE INFORMATION IN THIS DOCUMENT DOES NOT CONSTITUTE OR CONTAIN ANY MATERIAL NON-PUBLIC INFORMATION ("MNPI") WITH RESPECT TO THE BORROWER OR ITS SECURITIES FOR PURPOSES OF FEDERAL AND STATE SECURITIES LAWS. However, the information contained in this document is subject to, and must be kept confidential in accordance with, the Notice to and Undertaking by Recipients accompanying this document. 1 P U B L I C L E N D E R P R E S E N T A T I O N

Agenda 2 P U B L I C L E N D E R P R E S E N T A T I O N

Transaction overview Financial update Business segment review Situation overview 3 1 3 2 9 3 14 4 20 P U B L I C L E N D E R P R E S E N T A T I O N

Situation overview Eddie Bauer, Inc. ("Eddie Bauer" or the "Company"), headquartered in Redmond, WA, is an international multi-channel retailer offering distinctive men's and women's apparel and accessories and field and gear products that reflect a modern interpretation of founder Eddie Bauer's unique outdoor heritage The Eddie Bauer brand is held in high regard Second among six leading retailers in an aided awareness study conducted by Harris Interactive Third best known of the top ten outerwear brands by Women's Wear Daily Over the past 12 months, management has focused on first stabilizing, and then improving the business LTM Adjusted EBITDA has been stable since Q2 2006 Positive 2006 Q4 comps of +4.6% Positive 2007 1Q comps of +9.5% through 3/10/07 Poor performance in FY2006 was mainly driven by the first three quarters of the year with the loss of market share in traditional customer base Assortment changes diverging from the classic/historical colors and traditional fit and styling Increased price points Eddie Bauer has, and continues to take proactive steps to redirect turnaround strategy Leverage outdoor heritage Get back to basics, core merchandising, neutral colors, heritage pieces Merchandise to the Eddie Bauer core customer, addressing fits, age appropriate styling and construction Re-establish authority in outerwear business Redirect catalog to present more product-specific marketing Continue rollout of loyalty program Enhance brand image through selected brand marketing programs 4 S I T U A T I O N O V E R V I E W

Situation overview, continued Since the March 2006 amendment to its existing term loan facility, the Company had been actively engaged in a sale process In November 2006, Eddie Bauer announced it had entered into a definitive agreement to sell the Company for $9.25 (8.2x LTM 7/1/2006 EBITDA) per share to affiliates of Sun Capital Partners and Golden Gate Capital In February 2007, the proposed sale to Sun Capital and Golden gate failed due to an insufficient number of Eddie Bauer shareholder votes in favor of the proposed transaction Following this meeting, the Company has taken further steps to achieve its turnaround strategy Fabian Mansson, CEO since 2002, resigned and was replaced by interim CEO and Eddie Bauer Board Member Howard Gross Formation of Search Committee to hire a permanent CEO and CFO Continued execution of existing turnaround plan Eddie Bauer intends to refinance its current $275mm term loan with a $225mm new term loan and $75mm of junior capital financing with the following objectives Reducing senior secured leverage Attaining covenants reflective of current and expected business performance 5 S I T U A T I O N O V E R V I E W

Management overview Eddie Bauer management team 6 S I T U A T I O N O V E R V I E W

Board of Directors Board of Directors 7 S I T U A T I O N O V E R V I E W

Update on Eddie Bauer turnaround initiatives Get the product offering right Age appropriate Gender appropriate Lifestyle appropriate Price appropriate Speak to our customer and potential customer Loyalty program Brand marketing Circulation strategies Currently in Process 8 S I T U A T I O N O V E R V I E W

Transaction overview Financial update Business segment review Situation overview 9 1 3 2 9 3 14 4 20 P U B L I C L E N D E R P R E S E N T A T I O N

Business review Business review Eddie Bauer is a multi-channel specialty retailer that sells casual sportswear and accessories for the modern outdoor lifestyle Offers products through retail store, outlet store and direct channels Targets customers between the ages of 30 and 54 with average household income greater than $75,000 per year Flexible distribution network allows customers to order Eddie Bauer products across any channel and returns or exchanges to take place regardless of channel of purchase Offers expanded product offerings and sizes through catalogs and websites 21 million household database; 7 million buyers (24 month 1+ buyers) of which 2 million are multi channel buyers Retail and outlet stores 279 retail stores in the U.S. and Canada as of December 30, 2006 115 outlet stores in the U.S. as of December 30, 2006 Direct Consists of catalog and e-commerce operations Catalog: 81 million catalog pages circulated in 2006 e-commerce: Website visits totaled over 33 million for 2006 Direct net sales of $268 million in 2005 and $256 million in 2006 Other Consists of royalties from the licensing of the Eddie Bauer brand and from the Company's joint ventures in Japan and Germany Source: Company filings 2006 Retail & Outlet 700000 Direct 256000 Other 56000 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Total = $1,013mm 2006 Revenue mix 10 B U S I N E S S S E G M E N T R E V I E W

Business review -Retail & Outlet Business review: Retail & Outlet As of December 30, 2006, Eddie Bauer had 279 full-price stores & 115 outlets in the U.S. and Canada Retail stores are primarily located in regional malls, lifestyle centers while Outlet stores are located predominantly in outlet centers & value strip centers Determines retail store locations based on geographic location, demographic information, presence of anchor tenants in mall locations and proximity to other specialty retail stores that target a similar demographic Outlet stores offer merchandise primarily sourced exclusively for the outlet division targeting customers seeking Eddie Bauer apparel at lower prices Apparel products designed for outlet stores leverage the same design process as well as quality standards Eddie Bauer's new retail stores targeted at approximately 5,500 square feet; outlet stores targeted at approximately 6,500 square feet Allows the Company to achieve the correct balance between product assortment, inventory and sales Net merchandise sales ($ millions) 2004 2005 2005 733.2 2006 700.1 80.7 Source: Company filings 11 B U S I N E S S S E G M E N T R E V I E W

Business review Business review: Direct Eddie Bauer's direct channel consists of catalog and website operations Extends / leverages sales across all channels and reinforces brand image 81 million catalog pages circulated in 2006 Website visits totaled 34 million for 2006 www.eddiebauer.com and www.eddiebaueroutlet.com Named one of "Top 50 Best of the Web" online retailing website for 2005 by Internet Retailer in November 2005 Direct generated 25% of net sales in 2005 and 2006 2004 2005 2005 268.135 389.6 2006 256.5 Net merchandise sales ($ millions) Source: Company filings 12 B U S I N E S S S E G M E N T R E V I E W

Business review Business review: Licensing and international Eddie Bauer selectively licenses its brand name and logo to enhance and extend the Eddie Bauer brand Typically enter into multi-year agreements with one licensee per product category to prevent price competition and brand saturation Major licensees include: ARP-camping gear Cosco-car seats and strollers Ford-Explorer and Expedition models Lane-home furnishings Skyway-luggage and travel accessories Royalties include joint ventures in Germany and Japan Eddie Bauer Japan operates 40 retail stores and 9 outlet stores, distributes 11 major catalogs annually and operates a website located at www.eddiebauer.co.jp Eddie Bauer Germany distributes 10 major catalogs annually and operates a website located at www.eddiebauer.de and is in the process of exiting all retail stores Revenue from royalties and licensing of $21.4 and $22.3 million in 2005 and 2006, respectively Royalties ($ millions) 2004 2005 2005 21.4 389.6 2006 22.3 Source: Company filings 13 B U S I N E S S S E G M E N T R E V I E W

Transaction overview Financial update Business segment review Situation overview 14 1 3 2 9 3 14 4 20 P U B L I C L E N D E R P R E S E N T A T I O N

Quarterly same store sales (%) Same store sales for Eddie Bauer have trended positively since introduction of Fall/Holiday 2006 merchandise Source: Eddie Bauer & Company filings Note: Combined comp % for Retail and Outlets Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1Q04 0.009 2Q04 -0.06 3Q04 0.039 4Q04 0.02 1Q05 0.03 2Q05 0.037 3Q05 -0.043 4Q05 -0.071 1Q06 -0.1 2Q06 -0.059 3Q06 -0.015 4Q06 0.046 1Q07 through 3/10/07 0.095 15 F I N A N C I A L U P D A T E

Eddie Bauer underperformed in Q1 2006, but experienced a recovery in the second half of 2006 Source: Eddie Bauer & Company filings Quarterly Adjusted EBITDA and same store sales Same store sales Line 3 EBITDA Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Q3' 05 -0.043 3.9 Q4' 05 -0.071 70.3 Q1' 06 -0.1 -16.5 Q2' 06 -0.059 15.3 Q3' 06 -0.015 1.1 Q4' 06 0.046 75.2 Source: Eddie Bauer & Company filings 2006 LTM Adjusted EBITDA by quarter Same store sales Line 3 EBITDA Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Q2 '06 0.1 73 Q3 '06 -0.03 70.1 Q4 '06 -0.05 75.1 2006 LTM Revenue by quarter ($ millions) Same store sales Line 3 EBITDA Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Q2 '06 0.1 1014 Q3 '06 -0.03 1007.9 Q4 '06 -0.05 1013.4 Source: Company filings Despite the underperformance in the 1st quarter of 2006, LTM Adjusted EBITDA has been stable for the last three quarters Same store sales have also improved since the introduction of the fall/holiday 2006 merchandise 4th quarter Adjusted EBITDA has increased 8.2% year- over-year Commentary Note: Adjusted EBITDA defined as earnings before interest, taxes, depreciation, amortization, equity compensation expense, amortization of deferred leases, one time sale expenses and non-cash earnings and losses in joint ventures 16 F I N A N C I A L U P D A T E

Significant collateral and enterprise value coverage (%) Summary of key investment considerations Key investment considerations Liquidity remains strong During peak R/C draw in 2006 Company still had $86.2mm in availability Significant de-leveraging through issuance of junior capital Sufficient collateral coverage and strong enterprise value coverage Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Pro-forma collateral coverage 25 1.61 Pro-forma EV coverage at 7.0x 2006 Adjusted EBITDA 35 2.34 2004 45 50 2005 55 60 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Current (12/31/06) 3.7 Pro-forma for junior capital and new loan 3 Pro-forma for convert, new loan and asset sale 2.5 Senior secured leverage Revolving credit facility availability ($ millions) 2005 2006 Note: Pro-forma leverage ratios are based off LTM 12/30/06 Adjusted EBITDA of $75.1mm Note: Collateral coverage based on $185mm & $177mm book values of Trademarks & net PPE per Q4 2006 earnings release Note: Enterprise value coverage based on LTM 12/30/06 Adjusted EBITDA of $75.1mm Source: Eddie Bauer & Company filings Drawn Undrawn Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Q3 37.5 110.4 Q4 2 97.5 Q1 2.4 83.6 Q2 13.6 89.7 Q3 60 86.2 Q4 12.5 100.9 2005 2006 $148.0 $99.5 $86.0 $103.3 $146.2 $113.4 17 F I N A N C I A L U P D A T E

Commentary Senior secured Leverage Enterprise value coverage sensitivity (%) Enterprise value coverage (%) Senior leverage and enterprise value coverage will improve with a junior capital execution Post junior capital and new loan, leverage will decrease to 3.0x With goal of further leverage reduction Sufficient enterprise value coverage ratios sustained in all but the most draconian scenarios Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Current (12/30/06) 25 1.92 Pro-forma for junior capital and new loan 55 2.34 Pro-forma for junior capital, new loan and asset sale 2.77 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Current (12/30/06) 3.7 30 Pro-forma for junior capital and new loan 3 40 Pro-forma for junior capital, new loan and asset sale 2.5 50 Note: Pro-forma leverage ratios are based off LTM 12/30/06 Adjusted EBITDA of $75.1mm Note: Pro-forma leverage ratios are based off LTM 12/30/06 Adjusted EBITDA of $75.1mm 18 F I N A N C I A L U P D A T E

($ millions) Adjusted EBITDA schedule Note: The above reconciliation to, and definition of, Adjusted EBITDA, may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA should be considered in addition to, not as a substitute for, operating income, net income, cash flows from operating activities and other measures of financial performance and liquidity reported in accordance with GAAP. In addition, a substantial portion of our Adjusted EBITDA must be dedicated to the payment of interest on indebtedness and to service other commitments, thereby reducing the funds available for other purposes. Accordingly, Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. 19 F I N A N C I A L U P D A T E

Transaction overview Financial update Business segment review Situation overview 20 1 3 2 9 3 14 4 20 P U B L I C L E N D E R P R E S E N T A T I O N

Eddie Bauer is undertaking a recapitalization to reduce risk in its capital structure and decrease interest expense Summary of pro forma terms versus existing terms of capital structure instruments 1 Based on LTM 12/30/2006 Adjusted EBITDA of $75.1 mm 2 As of March 13, 2007 based on 30.0 mm shares outstanding and stock price of $8.49/share Sources and uses (12/30/06; $ millions) Capitalization (12/30/06; $ millions) 21 T R A N S A C T I O N O V E R V I E W

Summary terms and conditions Senior secured term loan 22 T R A N S A C T I O N O V E R V I E W

Loan process Week of Transaction timetable 23 T R A N S A C T I O N O V E R V I E W

Public Q&A 24 T R A N S A C T I O N O V E R V I E W